ACQUISITION OF APRIA, INC. JANUARY 10, 2022 Exhibit 99.2

Safe Harbor This presentation is intended to be disclosure through methods reasonably designed to provide broad, non-exclusionary distribution to the public in compliance with the SEC's Fair Disclosure Regulation. This presentation contains certain ''forward-looking'' statements made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements regarding our the proposed transaction and opportunities related thereto, expectations with respect to our financial performance and related assumptions, the Company’s business, the impact of COVID-19 on the Company’s results and operations, and the Company’s financial targets. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from those projected, targeted or contemplated in the forward-looking statements, including that the proposed transaction will not be completed on a timely basis or at all, whether due to the failure to satisfy the conditions of the agreement (including approvals or clearances from regulatory and other agencies and bodies) or otherwise, the possibility that stockholders of Apria may not approve the agreement, the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected and the risk that the combined company may be unable to achieve synergies or it may take longer than expected to achieve those synergies. Investors should refer to Owens & Minor’s Annual Report on Form 10-K for the year ended December 31, 2020 filed with the SEC, including the sections captioned “Cautionary Note Regarding Forward-Looking Statements” and “Item 1A. Risk Factors,” and subsequent quarterly reports on Form 10-Q and current reports on Form 8-K filed with or furnished to the SEC, for a discussion of certain known risk factors that could cause the Company’s actual results to differ materially from those projected, targeted or contemplated in the forward-looking statements. These filings are available at www.owens-minor.com. Given these risks and uncertainties, Owens & Minor can give no assurance that any forward-looking statements will, in fact, transpire and, therefore, cautions investors not to place undue reliance on them. Owens & Minor specifically disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise. Certain financial measures included herein are not made in accordance with U.S. GAAP and use of such terms varies from others in the same industry. Non-GAAP financial measures should not be considered as alternatives to measures derived in accordance with U.S. GAAP. Non-GAAP financial measures have important limitations as analytical tools and you should not consider them in isolation or as substitutes for results as reported under U.S. GAAP. This presentation includes a reconciliation of certain non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with U.S. GAAP. Projected or targeted GAAP financial measures and reconciliations of projected or targeted non-GAAP financial measures are not provided herein because such GAAP financial measures are not available on a forward-looking basis and such reconciliations could not be derived without unreasonable effort. Owens & Minor uses its web site, www.owens-minor.com, as a channel of distribution for material Company information, including news releases, investor presentations and financial information. This information is routinely posted and accessible under the Investor Relations section. 1

Business Overview - Apria Geographic Footprint A leading provider of integrated home healthcare equipment and related services in the U.S. Offers a comprehensive range of products and services for in-home care and delivery across: Home respiratory Obstructive sleep apnea (OSA) Negative pressure wound therapy (NPWT) Home medical equipment (HME) and other services Provides home healthcare therapies requiring high-touch service Expertise in fee-for-service as well as capitation arrangements ~6,500 employees serving approximately 2 million patients annually 275+ Service Locations Nationwide 2

Business Breakdown - Apria 2020 Revenue Mix Obstructive Sleep Apnea Treatment Negative Pressure Wound Therapy 4% Home Medical Equipment & Other Services 14% Commercial 78% Medicare 21% Medicaid 1% 2020 Payor Mix 3

Strategic Rationale Combination Creates a Leading Platform in the Home Healthcare Market Expands Patient Direct platform for growth Broadens Patient Direct portfolio Expands presence in the higher-growth, higher-margin home health business Increases attractiveness to payor panels, providers and patients Enables seamless transition for patients through the hospital and into the home Opportunity for future growth within highly fragmented marketplace Accretive on key financial metrics and enhances FCF generation 4

Transaction Summary Equity Purchase Price $1.45 billion Adjusted EBITDA Adds in excess of $230 million in annualized adjusted EBITDA EV Multiple ~7x 2022E EV / annualized adjusted EBITDA Funding Cash on hand plus committed debt Approvals Apria stockholder vote and customary regulatory approvals including HSR Timeline Expected closing in 1st half of 2022 5

Annualized Financial Impact (pre-synergies)

- **Adding approximately $1.2 billion of annual net revenue**
- **Adds in excess of $230 million in incremental adjusted EBITDA, implying ~20% margin**
- **Annual capex requirements of ~$100 million**
- **FCF generation > $80 million**
- **Leverage Ratio to increase to just under 4x TTM adjusted EBITDA**
  - Expect to return to targeted leverage range of 2-3x within 24 months
- **No changes to capital allocation priorities**
  - Deleverage the balance sheet
  - Re-invest organically in broader business to drive top-line growth / bottom-line efficiencies
- **Expect to change segment reporting structure beginning with 1Q22 filings**
  - **Patient Direct = Byram + Apria**
  - **Products & Healthcare Services = Global Products + Medical Distribution and Services**
- **Reiterating 2022 guidance for existing business – EXCLUDING APRIA**
  - Adjusted EPS of $3.00 - $3.50
  - Adjust EBITDA of $400 - $450 million
- **Transaction will be accretive to EPS in 2022 assuming 1H22 close**

Pro-Forma Net Revenue (~$10.5B)



Patient Direct ~20%
Product & Healthcare Services ~80%

Pro-Forma EBITDA (~$650M)



Product & Healthcare Services ~51%
Patient Direct ~49%

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Confidential & Proprietary to Owens & Minor, Inc.

Owens & Minor

Integration / Combined Business Well-positioned across key product categories with strong underlying growth drivers Expands offerings across chronic and acute conditions, with opportunities to treat overlapping conditions for patients More expansive geographic reach Expands payor relationships Brings greater efficiency to the home healthcare supply market History of strong performance by the Byram team instills confidence and excitement around Apria acquisition Impressive track record of profitable growth and value creation by Apria team Home Respiratory Obstructive Sleep Apnea Negative Pressure Wound Therapy HME & Other Services Diabetes Ostomy Incontinence Traditional Wound Care Urology Breast Pumps Byram Apria Complementary Patient Direct Product Lines 7

Conclusion

1. Strengthens Owens & Minor value proposition – enables us to better serve entire patient journey
2. Great fit with Byram business – complementary products, geographic expansion & increased payor access
3. Immediately creates a market leader in highly fragmented home health space poised for further consolidation
4. Diversifies revenue stream and increases exposure to rapidly expanding home healthcare market
5. Accretive on key financial metrics
6. Consistent with strategy of diversifying into higher-growth, higher-margin markets
7. Demonstrates disciplined approach to allocating capital to the most attractive strategic opportunities

8 | Confidential & Proprietary to Owens & Minor, Inc.